GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Schedule of Investments

July 31, 2019 (Unaudited)

Shares	Dividend Rate	Value

Investment Companies(a) – 101.6%
Dynamic – 41.7%
Goldman Sachs Alternative Premia Fund - Class R6 Shares
41,503	N/A	$ 341,573
Goldman Sachs Managed Futures Strategy Fund - Class R6 Shares
21,522	N/A	239,109
Goldman Sachs Tactical Tilt Overlay Fund - Class R6 Shares
35,774	N/A	348,438

		929,120

Equity – 10.8%
Goldman Sachs Emerging Markets Equity Fund - Class R6 Shares
5,970	N/A	126,441
Goldman Sachs Global Infrastructure Fund - Class R6 Shares
5,909	N/A	68,545
Goldman Sachs International Real Estate Securities Fund - Class R6 Shares
4,705	N/A	29,785
Goldman Sachs Real Estate Securities Fund - Class R6 Shares
1,000	N/A	15,501

		240,272

Fixed Income – 49.1%
Goldman Sachs Emerging Markets Debt Fund - Class R6 Shares
1,894	4.451%	23,877
Goldman Sachs Financial Square Government Fund - Institutional Shares
479,278	2.272	479,278
Goldman Sachs Local Emerging Markets Debt Fund - Class R6 Shares
19,423	4.966	117,510
Goldman Sachs Short-Term Conservative Income Fund - Class R6 Shares
46,895	2.769	471,293

		1,091,958

TOTAL INVESTMENT COMPANIES (Cost $2,230,058)		$2,261,350

TOTAL INVESTMENTS – 101.6% (Cost $2,230,058)		$2,261,350

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.6)%		(34,775)

NET ASSETS – 100.0%		$2,226,575

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents affiliated funds.

Currency Abbreviations:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
SEK	— Swedish Krona
USD	— U.S. Dollar

Investment Abbreviations:
PLC	— Public Limited Company

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Schedule of Investments (continued)

July 31, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At July 31, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	13,983	AUD	20,000	09/18/19	$282
	USD	20,324	CHF	20,000	09/18/19	121
	USD	4,555	DKK	30,000	09/18/19	89
	USD	79,290	EUR	70,000	09/18/19	1,491
	USD	44,676	GBP	35,000	09/18/19	2,009
	USD	65,189	JPY	7,000,000	09/18/19	606
	USD	8,005	SEK	75,000	09/18/19	213

TOTAL						$4,811

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	AUD	10,000	USD	6,989	09/18/19	$(139)
	CAD	10,000	USD	7,647	09/18/19	(62)
	CHF	10,000	USD	10,124	09/18/19	(22)
	DKK	20,000	USD	3,045	09/18/19	(67)
	EUR	40,000	USD	45,263	09/18/19	(806)
	GBP	20,000	USD	25,267	09/18/19	(886)
	HKD	30,000	USD	3,847	09/18/19	(13)
	JPY	4,000,000	USD	37,161	09/18/19	(257)
	USD	22,421	CAD	30,000	09/18/19	(331)
	USD	7,665	HKD	60,000	09/18/19	(3)

TOTAL						$(2,586)

FUTURES CONTRACTS — At July 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	2	09/19/19	$254,844	$3,812
S&P 500 E-Mini Index	1	09/20/19	149,115	4,363

Total				$8,175

Short position contracts:
Eurodollars	(3)	03/16/20	(735,675)	256
MSCI Emerging Markets Index	(1)	09/20/19	(51,280)	(1,107)

Total				$(851)

TOTAL FUTURES CONTRACTS				$7,324

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Schedule of Investments (continued)

July 31, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At July 31, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at July 31, 2019(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CDX.NA.HY Index 32	5.000%	3.253%	06/20/24	$228	$18,166	$13,260	$4,906

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund	Counterparty	Termination Date(c)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*

MSCBCSSB Index(d)	1M LIBOR(a)	MS & Co. Int. PLC	09/16/19	$475	$(2,312)
MSCBCSSB Index(e)	0.200%(b)	MS & Co. Int. PLC	09/16/19	952	(12,128)

TOTAL					$(14,440)

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made monthly.
(b)	Payments made semi-annually.
(c)	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
(d)	The components are shown below.

A basket (MSCBCSSB) of options on equity indices

Description	Strike Price	Expiration Date	Contracts	Value	Weight

Call - S&P 500 Index	$3,060	08/30/2019	24	$(249)	10.76%
Put - S&P 500 Index	2,955	08/30/2019	7	(249)	10.76
Call - S&P 500 Index	3,050	08/23/2019	12	(109)	4.71
Put - S&P 500 Index	2,950	08/23/2019	4	(109)	4.71
Call - S&P 500 Index	3,040	08/16/2019	14	(109)	4.71
Put - S&P 500 Index	2,940	08/16/2019	5	(109)	4.71
Call - S&P 500 Index	3,045	08/09/2019	4360	(109)	4.69
Put - S&P 500 Index	2,950	08/09/2019	6	(109)	4.69
Call - S&P 500 Index	3,040	08/02/2019	180	(108)	4.69
Put - S&P 500 Index	2,945	08/02/2019	16	(108)	4.69
Call - S&P 500 Index	3,010	08/30/2019	3	(96)	4.15
Put - S&P 500 Index	2,835	08/30/2019	7	(96)	4.15
Call - Euro Stoxx 50 Index	3,575	09/20/2019	5	(95)	4.12
Put - Euro Stoxx 50 Index	3,375	09/20/2019	3	(95)	4.12
Call - Euro Stoxx 50 Index	3,550	08/16/2019	16	(95)	4.10
Put - Euro Stoxx 50 Index	3,375	08/16/2019	8	(95)	4.10
Call - S&P 500 Index	3,085	09/30/2019	5	(93)	4.00
Put - S&P 500 Index	2,930	09/30/2019	2	(93)	4.00
Call - Euro Stoxx 50 Index	3,525	08/16/2019	2	(24)	1.03
Put - Euro Stoxx 50 Index	3,400	08/16/2019	1	(24)	1.03
Call - Euro Stoxx 50 Index	3,575	08/23/2019	4	(23)	1.02
Put - Euro Stoxx 50 Index	3,475	08/23/2019	0	(23)	1.02
Call - Euro Stoxx 50 Index	3,550	08/09/2019	8	(23)	1.02
Put - Euro Stoxx 50 Index	3,425	08/09/2019	2	(23)	1.02
Call - Euro Stoxx 50 Index	3,575	08/02/2019	115	(23)	1
Put - Euro Stoxx 50 Index	3,475	08/02/2019	1	(23)	1

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Schedule of Investments (continued)

July 31, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

(e)	The components are shown below.

A basket (MSCBCSSB) of options on equity indices

Description	Strike Price	Expiration Date	Contracts	Value	Weight

Call - S&P 500 Index	$3,060	08/30/2019	128	$(1,305)	10.76%
Put - S&P 500 Index	2,955	08/30/2019	37	(1,305)	10.76
Call - S&P 500 Index	3,050	08/23/2019	62	(571)	4.71
Put - S&P 500 Index	2,950	08/23/2019	20	(571)	4.71
Call - S&P 500 Index	3,040	08/16/2019	71	(571)	4.71
Put - S&P 500 Index	2,940	08/16/2019	25	(571)	4.71
Call - S&P 500 Index	3,045	08/09/2019	22,800	(570)	4.69
Put - S&P 500 Index	2,950	08/09/2019	34	(570)	4.69
Call - S&P 500 Index	3,040	08/02/2019	948	(569)	4.69
Put - S&P 500 Index	2,945	08/02/2019	85	(569)	4.69
Call - S&P 500 Index	3,010	08/30/2019	18	(503)	4.15
Put - S&P 500 Index	2,835	08/30/2019	39	(503)	4.15
Call - Euro Stoxx 50 Index	3,575	09/20/2019	27	(500)	4.12
Put - Euro Stoxx 50 Index	3,375	09/20/2019	13	(500)	4.12
Call - Euro Stoxx 50 Index	3,550	08/16/2019	84	(497)	4.10
Put - Euro Stoxx 50 Index	3,375	08/16/2019	39	(497)	4.10
Call - S&P 500 Index	3,085	09/30/2019	27	(486)	4.00
Put - S&P 500 Index	2,930	09/30/2019	11	(486)	4.00
Call - Euro Stoxx 50 Index	3,525	08/16/2019	11	(124)	1.03
Put - Euro Stoxx 50 Index	3,400	08/16/2019	7	(124)	1.03
Call - Euro Stoxx 50 Index	3,550	08/09/2019	44	(123)	1.02
Put - Euro Stoxx 50 Index	3,425	08/09/2019	8	(123)	1.02
Call - Euro Stoxx 50 Index	3,575	08/23/2019	23	(123)	1.02
Put - Euro Stoxx 50 Index	3,475	08/23/2019	3	(123)	1.02
Call - Euro Stoxx 50 Index	3,575	08/02/2019	610	(122)	1.00
Put - Euro Stoxx 50 Index	3,475	08/02/2019	6	(122)	1.00

PURCHASED OPTIONS CONTRACTS — At July 31, 2019, the Fund had the following written and purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Eurodollar Futures	$97.75	09/16/2019	1	$2,500	$175	$627	$(452)
Eurodollar Futures	97.50	09/14/2020	1	2,500	1,943	776	1,167
Eurodollar Futures	97.50	12/14/2020	1	2,500	1,988	954	1,034
Eurodollar Futures	97.00	03/15/2021	1	2,500	3,306	1,790	1,516
Eurodollar Futures	98.25	03/15/2021	4	10,000	3,375	4,559	(1,184)
Eurodollar Futures	97.00	06/14/2021	1	2,500	3,312	1,852	1,460
Eurodollar Futures	98.00	06/14/2021	2	5,000	2,500	1,629	871
Eurodollar Futures	98.25	06/14/2021	4	10,000	3,650	4,809	(1,159)
Eurodollar Futures	97.00	09/13/2021	1	2,500	3,332	2,453	879
Eurodollar Futures	98.25	09/13/2021	3	7,500	2,907	3,570	(663)
Eurodollar Futures	98.50	12/13/2021	2	5,000	1,500	1,980	(480)

TOTAL			21	$52,500	$27,988	$24,999	$2,989

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Puts
SPX Index	Barclays Bank PLC	$2801.58	01/17/2020	64	$64	$4,181	$5,678	$(1,497)

Total purchased options contracts				85	$52,564	$32,169	$30,677	$1,492

Abbreviations:
CDX.NA.HY Index 32	— CDX North America High Yield Index 32
MS & Co. Int. PLC	— Morgan Stanley & Co. International PLC

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Schedule of Investments (continued)

July 31, 2019 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

Investments and fair value measurements — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Investments in the Underlying Funds are valued at the NAV per share on the day of valuation. Because the Fund invests primarily in other mutual funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Schedule of Investments (continued)

July 31, 2019 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate and or credit default, swap contracts. Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Schedule of Investments (continued)

July 31, 2019 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, basket of investments or indices, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Schedule of Investments (continued)

July 31, 2019 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of July 31, 2019:

ABSOLUTE RETURN MULTI-ASSET

Investment Type	Level 1	Level 2	Level 3

Assets
Investment Companies	$2,261,350	$—	$—

Total	$2,261,350	$—	$—

Derivative Type

Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$4,811	$—
Futures Contracts(a)	8,431	—	—
Credit Default Swap Contracts(a)	—	4,906	—
Options Purchased	27,988	4,181	—

Total	$36,419	$13,898	$—

Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(2,586)	$—
Futures Contracts	(1,107)	—	—
Total Return Swap Contracts	—	(14,440)	—

Total	$(1,107)	$(17,026)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Schedule of Investments (continued)

July 31, 2019 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk —The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.